EXHIBIT 10.2

COMMITTED CAPITAL ACQUISITION CORPORATION II

712 Fifth Avenue

22nd Floor

New York, New York 10019

May 16, 2016

Serruya Private Equity

210 Shields Court

Markham, Ontario

L3R 8V2, Canada

RE: Unanimous Board Approval of Initial Business Transaction

Ladies and Gentlemen:

Reference is made to that certain term sheet (the “Term Sheet”, attached hereto as Exhibit A), dated as of May 10, 2016, by and among Committed Capital Acquisition Corporation II, a Delaware corporation (the “Company”), and Serruya Private Equity (“SPE”).

WHEREAS, pursuant to the Term Sheet, SPE and/or its designees have committed to invest up to $50,000,000 in connection with the closing of an initial business transaction (a “Transaction”);

WHEREAS, the Company appointed Aaron Serruya as SPE’s designee to the Company’s Board of Directors (the “Board”);

WHEREAS, the Term Sheet requires that the Company agree that it will not consummate a Transaction without unanimous consent of the Board.

NOW THEREFORE, in consideration of the mutual covenants, agreements and promises contained in the Term Sheet, the receipt and adequacy of which is hereby acknowledged:

The Company hereby agrees and covenants that it will not consummate a Transaction without the unanimous consent of the Board.

[Signature Page to Follow]

COMMITTED CAPITAL ACQUISITION CORPORATION II

By:  /S/ Michael Rapp

Name: Michael Rapp

Title: Chairman and Chief Executive Officer